UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 11, 2003

WORLDQUEST NETWORKS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-27751	75-2838415
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

14911 QUORUM DRIVE, SUITE 140
DALLAS, TEXAS	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 361-1980

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein is deemed to be furnished pursuant to Item 9 and Item 12 hereof and shall not be deemed “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated November 11, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 11, 2003, WorldQuest Networks, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2003. A copy of such press release and the information set forth therein are deemed to be furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLDQUEST NETWORKS, INC.

Date: November 11, 2003	By:	/s/ Victor E. Grijalva

Victor E. Grijalva
Vice President, Chief Financial Officer,
Secretary and Treasurer
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Press release dated November 11, 2003

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